SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 24, 2008
Health Fitness Corporation
(Exact name of Registrant as Specified in its Charter)
Minnesota
(State or Other Jurisdiction of Incorporation)

0-25064	41-1580506
(Commission File Number)	(IRS Employer
Identification No.)
1650 W. 82nd Street, Suite 1100
Bloomington, Minnesota 55431
(Address of Principal Executive Offices and Zip Code)
(952) 831-6830
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER ITEMS.
On September 24, 2008, Health Fitness Corporation (the “Company”) announced that its board of directors has approved a one-for-two reverse stock split to be effective on October 6, 2008.
The press release announcing the reverse stock split is attached to this Current Report on Form
8-K as Exhibit 99.1 and is incorporated herein by reference.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
     (a) Financial Statements: None.
     (b) Pro Forma Financial Information: None.
     (c) Shell Company Transactions: None.
     (d) Exhibits:
          Exhibit 99.1 Press Release dated September 24, 2008.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: September 25, 2008

HEALTH FITNESS CORPORATION
By:	/s/ Wesley W. Winnekins
Wesley W. Winnekins
Chief Financial Officer

EXHIBIT INDEX
Health Fitness Corporation
Form 8-K Current Report

Exhibit Number	Description

99.1	Press release dated September 24, 2008.